UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report
(Date of Earliest Event Reported):
October 13, 2017
CAMPBELL SOUP COMPANY

New Jersey	1-3822	21-0419870
State of Incorporation	Commission File Number	I.R.S. Employer Identification No.
One Campbell Place
Camden, New Jersey 08103-1799
Principal Executive Offices
Telephone Number: (856) 342-4800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.04 – Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

On October 13, 2017, Campbell Soup Company ("Campbell") received a notice from the Plan Administrator of the Campbell Soup Company 401(k) Retirement Plan (the "401(k) plan") notifying Campbell of a 401(k) plan blackout period.  The blackout period is required due to changes being made to the 401(k) plan in connection with the replacement of its current record keeper platform provider.  During the first blackout period tranche, 401(k) plan participants will be unable to make payment related transactions, including loans, in-service withdrawals, and distributions to terminated employees.  This blackout period tranche will begin at 3:00 pm Eastern Time on November 22, 2017.  During the second blackout period tranche, 401(k) participants will be unable to make all other transactions, including but not limited to, contribution rate and future investment changes, including with respect to Campbell common stock.  This second blackout period tranche will begin at 3:00 p.m. Eastern Time on November 29, 2017 (collectively with the first blackout period tranche, the "Blackout Period"). 401(k) plan participants will be notified when the blackout period has ended, which is expected to be on December 8, 2017.  Campbell received the notice required by section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974 relating to the Blackout Period on October 13, 2017.

On October 13, 2017, Campbell sent a notice to its directors and executive officers informing them of the Blackout Period and the Campbell common stock trading restrictions (including with respect to derivatives) that apply to them during the Blackout Period.  This notice was required pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Section 104 of Regulation BTR under the Securities Exchange Act of 1934, as amended.

A copy of the notice to the directors and executive officers is attached as Exhibit 99.1 and is incorporated herein by reference.  During the Blackout Period and for a period of two years after the ending date of the Blackout Period, shareholders or other interested parties may obtain, without charge, information about the beginning date and the actual ending date of the Blackout Period by contacting:

Administrative Committee of the Campbell Soup 401(k) Retirement Plan.
Campbell Soup Company
1 Campbell Place
Camden, NJ  08103-1799
856-342-4800

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits

99.1	Notice to Directors and Executive Officers dated October 13, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPBELL SOUP COMPANY
(Registrant)

Date: October 13, 2017	By: /s/ Charles A. Brawley, III
Charles A. Brawley, III
Vice President, Corporate Secretary and Assoc.
General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Notice to Executive Officers dated October 13, 2017